                                                                    Exhibit 10.1

                            SWAP SETTLEMENT AGREEMENT

         This Swap Settlement Agreement (the "AGREEMENT"), dated effective as of August 16, 2004, is entered into by and among El Paso Corporation, a Delaware corporation ("EL PASO"), El Paso Merchant Energy, L.P., a Delaware limited partnership ("EPME"), East Coast Power Holding Company L.L.C., a Delaware limited liability company ("ECPH"), and ECTMI Trutta Holdings LP, a Delaware limited partnership ("TRUTTA"). El Paso, EPME, ECPH and Trutta may be referred to herein individually as a "PARTY" and collectively as the "PARTIES." El Paso and EPME may be referred to herein individually as an "EL PASO PARTY" and collectively as the "EL PASO PARTIES". ECPH and Trutta may be referred to herein individually as an "ENRON PARTY" and collectively as the "ENRON PARTIES".

                                    RECITALS

         WHEREAS, EPME and Mesquite Investors, L.L.C., a Delaware limited liability company ("MESQUITE"), entered into two ISDA Master Agreements, two Schedules thereto, and two separate Confirmations (one set referred to by the Parties as the "ECPH SWAP" and the other set referred to by the Parties as the "TRUTTA SWAP"), each dated as of February 23, 2001 (collectively, the "SWAP AGREEMENTS");

         WHEREAS, Mesquite, pursuant to an Assignment and Assumption Agreement dated February 23, 2001 (the "ECPH ASSIGNMENT"), assigned to ECPH, and ECPH assumed, all of Mesquite's rights and obligations under the ECPH Swap;

         WHEREAS, Mesquite, pursuant to an Assignment and Assumption Agreement dated as of February 23, 2001 (the "TRUTTA ASSIGNMENT"), assigned to Trutta, and Trutta assumed, all of Mesquite's rights and obligations under the Trutta Swap;

         WHEREAS, El Paso guaranteed (i) EPME's obligations under the ECPH Swap pursuant to a Guaranty dated February 23, 2001 (the "ECPH GUARANTY"), and (ii) EPME's obligations under the Trutta Swap pursuant to a separate Guaranty dated February 23, 2001 (the "TRUTTA GUARANTY");

         WHEREAS, the Parties have agreed to terminate the Swap Agreements, the ECPH Guaranty and the Trutta Guaranty on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

         1. Notes. In consideration of (i) the termination of the ECPH Swap, the Trutta Swap, the ECPH Guaranty and the Trutta Guaranty, (ii) the mutual releases set forth herein, and (iii) the other provisions hereof, El Paso shall, concurrent with the execution and delivery of this Agreement (subject to the approval of the Court as set forth in paragraph 7 hereof), execute and deliver to (a) ECPH, a promissory note in the form of Exhibit A attached hereto, in the original principal amount of $117,524,163 (the "ECPH NOTE"), and (b) Trutta, a promissory note in the form of Exhibit B attached hereto, in the original principal amount of $95,828,992 (the "TRUTTA NOTE"). The ECPH Note and the Trutta Note are sometimes referred to herein as the "NOTES".

         2. Termination of Swap Agreements, ECPH Guaranty and Trutta Guaranty. Effective as of the date hereof, but subject to (i) the execution and delivery of the Notes and (ii) the approval of the Court as set forth in paragraph 7 hereof, each of the ECPH Swap, the Trutta Swap, the ECPH Guaranty and the Trutta Guaranty are terminated in their entirety and are of no further force or effect.

         3. Mutual Release. Effective as of the date hereof, but subject to (i) the execution and delivery of the Notes and (ii) the approval of the Court as set forth in paragraph 7 hereof, each Party hereto does fully, finally, completely, and absolutely RELEASE, ACQUIT, AND FOREVER DISCHARGE each of the other Parties hereto and each of their respective current and former officers, directors, shareholders, employees, agents, attorneys, parent companies, subsidiaries, affiliates, successors, assigns, and representatives, and all those at interest therewith, of and from any and all claims, demands, actions, remedies, causes of action, choses in action, debts, liabilities, contracts, damages, costs (including, without limitation, attorneys' fees and all costs of court or other proceedings), expenses and losses of every kind or nature, whether arising by contract, tort or other theory, at this time known or unknown, accrued or unaccrued, direct or indirect, fixed or contingent, in law, by statute, by regulation, by court order, or in equity, that either of them and all their representatives, successors, assigns, agents, employees, or representatives, and all those at interest therewith, ever had, now has, or hereafter can, shall or may have, for, upon or by reason or arising out of or related to the Swap Agreements, the ECPH Assignment, the Trutta Assignment, the ECPH Guaranty or the Trutta Guaranty; provided, however, that the foregoing shall not release any Party from its obligations under this Agreement or the Notes.

         4. El Paso's Representations and Warranties. Subject only to the approval of the Court as set forth in paragraph 7 hereof El Paso hereby represents and warrants to the other Parties hereto as follows:

         (a) El Paso is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite powers, licenses, consents, authorizations, and approvals required to carry on its business as currently conducted.

         (b) El Paso has the corporate power and authority to execute and deliver this Agreement and the Notes, and to perform and consummate the transactions contemplated hereby. El Paso has taken all actions necessary to authorize the execution and delivery of this Agreement and the Notes, and the performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby. This Agreement and the Notes have been duly authorized, executed, and delivered by, and are enforceable against, El Paso, except as the enforceability hereof and thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

         (c) The execution and the delivery of this Agreement and the Notes by El Paso and the performance and consummation of the transactions contemplated hereby by El Paso will not (i) breach any law or order to which El Paso is subject or any provision of its organizational documents, (ii) breach any contract, order, or permit to which El Paso is a party or by which El Paso is bound or to which any of El Paso's assets is subject, or (iii) require any consent or authorization from any third party.

         (d) In connection with the transactions contemplated by this Agreement, El Paso has been represented by competent legal counsel and such transactions, as evidenced hereby, are the result of good faith, arms-length negotiations among the Parties hereto.

         5. EPME's Representations and Warranties. Subject only to the approval of the Court as set forth in paragraph 7 hereof, EPME hereby represents and warrants to the other Parties hereto as follows:

         (a) EPME is a limited partnership duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite powers, licenses, consents, authorizations, and approvals required to carry on its business as currently conducted.

         (b) EPME has the organizational power and authority to execute and deliver this Agreement, and to perform and consummate the transactions contemplated hereby. EPME has taken all actions necessary to authorize the execution and delivery of this Agreement, and the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed, and delivered by, and is enforceable against, EPME, except as the enforceability hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

         (c) The execution and the delivery of this Agreement by EPME and the performance and consummation of the transactions contemplated hereby by EPME will not (i) breach any law or order to which EPME is subject or any provision of its organizational documents, (ii) breach any contract, order, or permit to which EPME is a party or by which EPME is bound or to which any of EPME's assets is subject, or (iii) require any consent or authorization from any third party.

         (d) In connection with the transactions contemplated by this Agreement, EPME has been represented by competent legal counsel and such transactions, as evidenced hereby, are the result of good faith, arms-length negotiations among the Parties hereto.

         6. Representations and Warranties of the Enron Parties. Subject only to the approval of the Court as set forth in paragraph 7 hereof, the Enron Parties hereby severally represent and warrant to the other Parties hereto as follows:

         (a) Each Enron Party is duly formed, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite powers, licenses, consents, authorizations, and approvals required to carry on its business as currently conducted.

         (b) Each Enron Party has the organizational power and authority to execute and deliver this Agreement, and to perform and consummate the transactions contemplated hereby. Each Enron Party has taken all actions necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby, including obtaining Bankruptcy Court Approval. This Agreement has been duly authorized, executed, and delivered by, and is enforceable against each Enron Party.

         (c) The execution and the delivery of this Agreement by each Enron Party and the performance and consummation of the transactions contemplated hereby by each Enron Party will not (i) breach any law or order to which any Enron Party is subject or any provision of any Enron Party's organizational documents, (ii) breach any contract, order, or permit to which any Enron Party is a party or by which any Enron Party is bound or to which any Enron Party's assets is subject, or (iii) except for Bankruptcy Court Approval, require any consent or authorization from any third party.

         (d) In connection with the transactions contemplated by this Agreement, each of the Enron Parties has been represented by competent legal counsel and such transactions, as evidenced hereby, are the result of good faith, arms-length negotiations among the Parties hereto.

         (e) Each Enron Party (i) understands that the Notes are not and will not be registered under the Securities Act of 1933 (the "SECURITIES ACT"), or under any state securities laws, are being offered and sold in reliance upon certain federal and state exemptions, and may not be sold or transferred by the holder of such Note in the absence of an effective registration statement under the Securities Act, the availability of an exemption from registration thereunder as reasonably determined by El Paso, or as otherwise expressly provided for herein, (ii) is sophisticated with knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of investment in the Notes, (iii) is able to bear the economic risk and lack of liquidity inherent in holding the Notes, (iv) is an "accredited investor" as defined in Regulation D promulgated under the Securities Act, and
(v) acknowledges and understands, in light of the pending restatement of El Paso's financial statements, that it cannot rely on El Paso's previously filed periodic reports; has had access to and reviewed El Paso's other filings with the Securities and Exchange Commission; has had the opportunity to ask questions of El Paso and obtain additional information as desired to evaluate the merits and risks inherent in holding the Notes and all such questions have been answered to each Enron Party's full satisfaction and has received (or been provided access to) all requested additional information concerning its investment in the Notes; and does not desire any further information or data concerning El Paso.

         (f) Trutta is acquiring the Trutta Note for its own account and not with a view to the sale or distribution thereof within the meanings of the Securities Act.

         7. Bankruptcy Court Approval. Notwithstanding anything to the contrary herein, it is a condition precedent to the effectiveness of this Agreement and the Notes, that this Agreement and the Notes shall have been approved by the United States Bankruptcy Court of the Southern District of New York ("COURT"), pursuant to the entry of a final, non-appealable order by the Court in the matter of In re: Enron Corp., et al., Case No. 01-16034, in a form acceptable to the Parties ("ORDER"), and such Order has not been stayed, amended, vacated, reversed or rescinded, and from which no appeal may be taken or for which the time to appeal has expired.

         8. Sale or Transfer of the Notes.

         (a) If either Enron Party desires to sell or transfer (a "TRANSFER") either of the Notes, such Enron Party shall notify El Paso in writing of the proposed Transfer, including the identity of the proposed transferee (a "TRANSFEREE") and the nature of the transaction, and prior to any such Transfer, deliver to El Paso, at such Enron Party's sole expense such evidence (including an opinion of counsel) as El Paso may reasonably request in order to evaluate such proposed Transfer's compliance with any applicable securities laws, including the Securities Act.

         (b) Solely in connection with a Transfer of the ECPH Note, upon request of ECPH, the original ECPH Note shall be cancelled and El Paso shall issue two (but not more than two) new notes in an aggregate principal amount equal to the principal amount of the original ECPH Note. One of the new notes shall be issued to CalPERS, subject to CalPERS execution and delivery of a certificate in the form attached hereto as Exhibit C (the "CALPERS CERTIFICATE"), and any remaining balance under the original ECPH Note shall be issued to ECPH under the other new note. The Note issued to CalPERS shall be in the form attached hereto as Exhibit D (the "CALPERS NOTE"). The CalPERS Note shall be transferable, in whole but not in part, by CalPERS either (i) as provided in paragraph 8(a) hereof or (ii) in the United States to a person that CalPERS or a Transferee reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities
Act) in a transaction meeting the requirements of Rule 144A, provided that prior to such Transfer such Transferee shall deliver to El Paso a certificate in substantially the form of the CalPERS Certificate. Upon satisfaction of such requirements, El Paso shall deliver a new note in the aggregate principal amount of the CalPERS Note to the Transferee.

         (c) The ECPH Note (except as expressly provided for in paragraph 8(b) hereof), the Trutta Note, and any subsequent notes (other than the CalPERS Note) issued in exchange for such notes shall be transferable in whole, but not in part, subject to any applicable restrictions on transfer set forth in paragraph 8(a) hereof. The CalPERS Note, and any subsequent notes issued in exchange for such note, shall be transferable in whole, but not in part, subject to any applicable restrictions on transfer set forth in paragraph 8(b) hereof.

         9. Miscellaneous.

         (a) Entire Agreement. This Agreement, together with the Notes and the Exhibits hereto, constitutes the entire agreement and understanding of the Parties in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof including, without limitation, the Swap Agreements.

         (b) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors and assigns. This Agreement may not be assigned by any of the Parties, and any attempted assignment shall be void ab initio.

         (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (d) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (e) Governing Law. This Agreement and the performance of the obligations of the parties hereunder will be governed by and construed in accordance with the laws of the State of New York.

         (f) Notices. All notices, requests, and other communications hereunder shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid, or overnight express mail, and addressed to the intended recipient as set forth below:

                            If to any of the El Paso Parties:

                            El Paso Corporation
                            El Paso Building
                            1001 Louisiana Street
                            Houston, Texas 77002
                            Attn: John J. Hopper
                            Tel: (713) 420-2600
                            Fax: (713) 420-2708

                            If to any of the Enron Parties:

                            Enron North America Corp.
                            Four Houston Center
                            1221 Lamar, Suite 1600
                            Houston, Texas 77010
                            Attn: Charles Ward

                            Tel: (713) 345-8957
                            Fax: (713) 646-3253

Any Party may send any notice, request, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

         (g) Amendments and Waivers. No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid unless the same shall be in writing and signed by each of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

         (h) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof, provided that any provision of this Agreement that is invalid or unenforceable in any situation or in any jurisdiction will not affect the enforceability of the remaining terms and provisions hereof or the enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (i) Submission to Jurisdiction. Each Party submits to the jurisdiction of any state or federal court sitting in Houston, Texas in any action arising out of or relating to this Agreement and agrees that all claims in respect of the action may be heard and determined in any such court. Each Party also agrees not to bring any action arising out of or relating to this Agreement in any other court.

                            [Signature Page Follows]

                                                                    Exhibit 10.1

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first written above.

                                    EL PASO CORPORATION

                                    By: /s/ John J. Hopper
                                        ----------------------------------------
                                    Name: John J. Hopper
                                    Title: Vice President and Treasury


                                    EL PASO MERCHANT ENERGY, L.P.

                                    By: /s/ D. Mark Leland
                                        ----------------------------------------
                                    Name: D. Mark Leland
                                    Title: Executive Vice President and Chief
                                           Financial  Officer


                                    EAST COAST POWER HOLDING COMPANY L.L.C.

                                    By:  Joint Energy Development Investments
                                         II, Limited Partnership, its sole
                                         member

                                         By: Enron Capital Management II Limited
                                             Partnership, its general partner

                                             By: Enron Capital II Corp., its
                                                 general partner


                                    By: /s/ Joseph M. Deffner
                                        ----------------------------------------
                                    Name: Joseph M. Deffner
                                    Title: President and Chief Executive Officer


                                    ECTMI TRUTTA HOLDINGS LP

                                    By: Brook I LLC,  its general partner

                                    By: /s/ Joseph M. Deffner
                                        ----------------------------------------
                                    Name: Joseph M. Deffner
                                    Title: President and Chief Executive Officer

                                                                    Exhibit 10.1


                                    EXHIBIT A
                                FORM OF ECPH NOTE

See attached.

                                                                    Exhibit 10.1


                                    EXHIBIT B
                               FORM OF TRUTTA NOTE

See attached.

                                                                    Exhibit 10.1


                                    EXHIBIT C
                           FORM OF CALPERS CERTIFICATE

See attached.

                                                                    Exhibit 10.1


                                    EXHIBIT D
                              FORM OF CALPERS NOTE

See attached.

                                                                    Exhibit 10.1

                                    EXHIBIT A
                                FORM OF ECPH NOTE

See attached.

                                   (ECPH Note)

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AS DETERMINED IN THE REASONABLE DISCRETION OF THE COMPANY. ANY HOLDER HEREOF DESIRING TO TRANSFER THIS NOTE PURSUANT TO CLAUSE (II) ABOVE MUST FIRST FURNISH THE COMPANY, AT HOLDER'S SOLE EXPENSE, AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY) THAT NEITHER REGISTRATION NOR QUALIFICATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS REQUIRED IN CONNECTION WITH SUCH TRANSFER AND SUCH OTHER EVIDENCE (INCLUDING A CERTIFICATE FROM THE TRANSFEREE) AS THE COMPANY MAY REASONABLY REQUEST IN ORDER TO EVALUATE COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS, INCLUDING THE SECURITIES ACT. THE COMPANY WILL BE ENTITLED TO DISREGARD ANY ATTEMPTED SALE, TRANSFER, OR ASSIGNMENT IN VIOLATION OF THE FOREGOING.

                               El Paso Corporation


$117,524,163                                                     August 16, 2004


         FOR VALUE RECEIVED, the undersigned, El Paso Corporation, a corporation organized under the laws of the State of Delaware (herein called the "COMPANY"), promises to pay to the order of East Coast Power Holding Company L.L.C., a Delaware limited liability company (together with any other lawful and proper holder of this note from time to time, the "PAYEE"), the principal sum of $117,524,163, with interest (computed on the basis of a 360-day year of twelve 30-day months) from the date hereof until paid in full on the unpaid principal balance hereof at the rate equal to the lesser of (i) 6.5% per annum and (ii) the Highest Lawful Rate.

         1. Definitions. As used in this note, the following terms shall have the respective meanings indicated:

                  (a) "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

                  (b) "BOARD OF DIRECTORS" means the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect thereof.

                  (c) "CONSOLIDATED NET TANGIBLE ASSETS" means, at any date of determination, the total amount of assets after deducting therefrom (i) all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt), and (ii) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth on the consolidated balance sheet of the Company and its consolidated subsidiaries for the Company's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles.

                  (d) "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  (e) "DEBT" means any obligation created or assumed by any Person for the repayment of money borrowed and any purchase money obligation created or assumed by such Person.

                  (f) "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect hereto.

                  (g) "EVENT OF DEFAULT" has the meaning specified in paragraph 4(a) hereof.

                  (h) "FUNDED DEBT" means all Debt maturing one year or more from the date of the creation thereof, all Debt directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

                  (i) "HIGHEST LAWFUL RATE" shall mean, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of the applicable federal or state law permits the highest interest rate, stated as a rate per annum.

                  (j) "LIEN" means any mortgage, pledge, security interest, charge, lien or other encumbrance of any kind, whether or not filed, recorded or perfected under applicable law.

                  (k) "PERMITTED LIENS" means (i) Liens upon rights-of-way for pipeline purposes; (ii) any governmental Lien, mechanics, materialmen's, carriers or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction; (iii) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property; (iv) Liens of taxes and assessments which are (A) for the then current year, (B) not at the time delinquent, or (C) delinquent but the validity of which is being contested at the time by the Company or any Subsidiary in good faith; (v) Liens of, or to secure performance of, leases; (vi) any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings; (vii) any Lien upon property or assets acquired or sold by the Company or any Restricted Subsidiary resulting from the exercise of any rights arising out of defaults on receivables; (viii) any Lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations; (ix) any Lien upon any property or assets in accordance with customary banking practice to secure any Debt incurred by the Company or any Restricted Subsidiary in connection with the exporting of goods to, or between, or the marketing of goods in, or the importing of goods from, foreign countries; or (x) any Lien in favor of the United States of America or any state thereof, or any other country, or any political subdivision of any of the foregoing, to secure partial, progress, advance, or other payments pursuant to any contract or statute, or any Lien securing industrial development, pollution control, or similar revenue bonds.

                  (l) "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

                  (m) "PRINCIPAL PROPERTY" means (a) any pipeline assets of the Company or any Subsidiary, including any related facilities employed in the transportation, distribution or marketing of natural gas, that is located in the United States or Canada, and (b) any processing or manufacturing plant owned or leased by the Company or any Subsidiary and located within the United States or Canada, except, in the case of either clause (a) or (b), any such assets or plant which, in the opinion of the Board of Directors, is not material in relation to the activities of the Company and its Subsidiaries as a whole.

                  (n) "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company owning or leasing any Principal Property.

                  (o) "SALE-LEASEBACK TRANSACTION" means the sale or transfer by the Company or any Restricted Subsidiary of any Principal Property to a Person (other than the Company or a Subsidiary) and the taking back by the Company or any Restricted Subsidiary, as the case may be, of a lease of such Principal Property.

                  (p) "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         2. Payments of Principal and Interest.

                  (a) Accrued and unpaid interest on the unpaid principal balance of this note shall be due and payable in quarterly installments. The first quarterly installment of interest shall be due and payable on November 15, 2004, and a like installment shall be due and payable on the 15th day of the succeeding February, May and August thereafter until this note shall have been fully paid and satisfied; provided, that on August 15, 2005 (the "MATURITY DATE"), the entire unpaid principal balance of this note and all accrued and unpaid interest on the unpaid principal balance of this note shall be finally due and payable.

                  (b) Payments of principal and interest with respect to this note are to be made in the lawful currency of the United States of America at such address or to the credit of such account as Payee may from time to time notify the Company in writing.

                  (c) This note may be prepaid, in whole or in part, at any time or from time to time, without penalty.

                  (d) Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day that is not a business day, such payment shall be due on the next following business day.

         3. Covenants.

                  (a) Payment of Principal and Interest. The Company covenants and agrees for the benefit of Payee that it will duly and punctually pay the principal of and any interest on this note in accordance with the terms hereof.

                  (b) Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

                  (c) Limitations on Liens. The Company will not, nor will it permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property, whether owned or leased on the date hereof or thereafter acquired, to secure any Debt of the Company or any other Person, without in any such case making effective provision whereby this note shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured. This restriction shall not apply to:

                           (i) any Lien upon any property or assets of the
                  Company or any Restricted Subsidiary in existence on the date hereof or created pursuant to an after-acquired property clause or similar term in existence on the date hereof or any mortgage, pledge agreement, security agreement or other similar instrument in existence on the date hereof;

                           (ii) any Lien upon any property or assets created at
                  the time of acquisition of such property or assets by the Company or any Restricted Subsidiary or within one year after such time to secure all or a portion of the purchase price for such property or assets or Debt incurred to finance such purchase price, whether such Debt was incurred prior to, at the time of or within one year of such acquisition;

                           (iii) any Lien upon any property or assets existing
                  thereon at the time of the acquisition thereof by the Company or any Restricted Subsidiary (whether or not the obligations secured thereby are assumed by the Company or any Restricted Subsidiary);

                           (iv) any Lien upon any property or assets of a Person
                  existing thereon at the time such Person becomes a Restricted Subsidiary by acquisition, merger or otherwise;

                           (v) the assumption by the Company or any Restricted
                  Subsidiary of obligations secured by any Lien existing at the time of the acquisition by the Company or any Restricted Subsidiary of the property or assets subject to such Lien or at the time of the acquisition of the Person which owns such property or assets;

                           (vi) any Lien on property to secure all or part of
                  the cost of construction or improvements thereon or to secure Debt incurred prior to, at the time of, or within one year after completion of such construction or making of such improvements, to provide funds for any such purpose;

                           (vii) any Lien on any oil, gas, mineral and
                  processing and other plant properties to secure the payment of costs, expenses or liabilities incurred under any lease or grant or operating or other similar agreement in connection with or incident to the exploration, development, maintenance or operation of such properties;

                           (viii) any Lien arising from or in connection with a
                  conveyance by the Company or any Restricted Subsidiary of any production payment with respect to oil, gas, natural gas, carbon dioxide, sulphur, helium, coal, metals, minerals, steam, timber or other natural resources;

                           (ix) any Lien in favor of the Company or any
                  Restricted Subsidiary;

                           (x) any Lien created or assumed by the Company or any
                  Restricted Subsidiary in connection with the issuance of Debt the interest on which is excludable from gross income of the holder of such Debt pursuant to the Internal Revenue Code of 1986, as amended, or any successor statute, for the purpose of financing, in whole or in part, the acquisition or construction of property or assets to be used by the Company or any Subsidiary;

                           (xi) any Lien upon property or assets of any foreign
                  Restricted Subsidiary to secure Debt of that foreign Restricted Subsidiary;

                           (xii) Permitted Liens;

                           (xiii) any Lien upon any additions, improvements,
                  replacements, repairs, fixtures, appurtenances or component parts thereof attaching to or required to be attached to property or assets pursuant to the terms of any mortgage, pledge agreement, security agreement or other similar instrument, creating a Lien upon such property or assets permitted by clauses (i) through (xii), inclusive, of this paragraph 3(c); or

                           (xiv) any extension, renewal, refinancing, refunding
                  or replacement (or successive extensions, renewals, refinancing, refundings or replacements) of any Lien, in whole or in part, that is referred to in clauses (i) through (xiii), inclusive, of this paragraph 3(c), or of any Debt secured thereby; provided, however, that the principal amount of Debt secured thereby shall not exceed the greater of the principal amount of Debt so secured at the time of such extension, renewal, refinancing, refunding or replacement and the original principal amount of Debt so secured (plus in each case the aggregate amount of premiums, other payments, costs and expenses required to be paid or incurred in connection with such extension, renewal, refinancing, refunding or replacement); provided, further, however, that such extension, renewal, refinancing, refunding or replacement shall be limited to all or a part of the property (including improvements, alterations and repairs on such property) subject to the encumbrance so extended, renewed, refinanced, refunded or replaced (plus improvements, alterations and repairs on such property).

Notwithstanding the foregoing provisions of this paragraph 3(c), the Company may, and may permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property to secure any Debt of the Company or any other Person that is not excepted by clauses (i) through (xiv), inclusive, of this paragraph 3(c) without securing this note, provided that the aggregate principal amount of all Debt then outstanding secured by such Lien and all similar Liens, together with all net sale proceeds from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (i) through (iv), inclusive, of paragraph 3(d)), does not exceed 15% of Consolidated Net Tangible Assets.

                  (d) Restriction on Sale-Leaseback Transactions. The Company will not, nor will it permit any Restricted Subsidiary to, engage in a Sale-Leaseback Transaction unless:

                           (i) such Sale-Leaseback Transaction occurs within one
                  year from the date of acquisition of the Principal Property subject thereto or the date of the completion of construction or commencement of full operations on such Principal Property, whichever is later;

                           (ii) the Sale-Leaseback Transaction involves a lease
                  for a period, including renewals, of not more than three years;

                           (iii) the Company or such Restricted Subsidiary would
                  be entitled to incur Debt secured by a Lien on the Principal Property subject thereto in a principal amount equal to or exceeding the net sale proceeds from such Sale-Leaseback Transaction without securing this note; or

                           (iv) the Company or such Restricted Subsidiary,
                  within a one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the net sale proceeds from such Sale-Leaseback Transaction to (A) the repayment, redemption or retirement of Funded Debt of the Company or any Subsidiary, or (B) investment in another Principal Property.

Notwithstanding the foregoing provisions of this paragraph 3(d), the Company may, and may permit any Restricted Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by clauses (i) through (iv), inclusive, of this paragraph 3(d), provided that the net sale proceeds from such Sale-Leaseback Transaction, together with the aggregate principal amount of then outstanding Debt secured by Liens upon Principal Properties not excepted by clauses (i) through (xiv), inclusive, of paragraph 3(c), do not exceed 15% of the Consolidated Net Tangible Assets.

                  (e) Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person, unless:

                           (i) (A) in the case of a merger, the Company is the
                  surviving entity, or (B) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Company as, or substantially as, an entirety shall expressly assume, the due and punctual payment of the principal of and any interest on this note and the performance or observance of every covenant and condition of this note on the part of the Company to be performed or observed; and

                           (ii) immediately after giving effect to such
                  transaction, no Default or Event of Default exists.

Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, transfer or lease of the properties and assets of the Company as, or substantially as, an entirety in accordance with this paragraph 3(e), the successor Person formed by such consolidation or into which the Company is merged or to which such sale, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this note with the same effect as if such successor Person had been named originally as the Company herein, and thereafter, except in the case of a lease, the Company shall be relieved of all obligations and covenants under this note.

                  (f) Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in paragraphs 3(b), 3(c) or 3(d) if before the time for such compliance the holders of at least a majority in aggregate principal amount of the Company's senior debt securities issued under that certain Indenture between the Company and HSBC Bank USA, as trustee (successor to JPMorgan Chase Bank), dated as of May 10, 1999 (the "INDENTURE"), voting as one class, shall, in connection with the debt issued under such Indenture, by act of such holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such term, provision or condition shall remain in full force and effect.

         4. Remedies.

                  (a) Events of Default. An Event of Default means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) default in the payment of any interest on the
                  note when it becomes due and payable, and continuance of such default for a period of 30 days; or

                           (ii) default in the payment of the principal of the
                  note at its maturity; or

                           (iii) default in the performance, or breach, of any
                  term, covenant or warranty of the Company in this note (other than a term, covenant or warranty a default in whose performance or whose breach is elsewhere in this paragraph specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Payee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a Notice of Default hereunder; or

                           (iv) the Company pursuant to or within the meaning of
                  any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of any order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors; or

                           (v) a court of competent jurisdiction enters an order
                  or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 90 days.

                  (b) Acceleration of Maturity. If an Event of Default with respect to this note occurs and is continuing, then in every such case the Payee may declare the principal amount of this note to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  (c) Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Payee is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         5. Choice of Law. This Note shall be construed and enforced in accordance with, and the rights of the Company and Payee shall be governed by, the law of the State of New York, excluding choice-of-law principles.

         6. No Usury Intended; Spreading. It is the intent of the Company and the Payee in the execution and performance of this note to contract in strict compliance with the usury laws of any applicable state and the United States of America from time to time in effect. In furtherance thereof, the Company and the Payee stipulate and agree that none of the provisions contained in this note shall ever be construed to create a contract to pay for the use, forbearance, or detention of money with interest at a rate in excess of the Highest Lawful Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, reserved, taken, charged, or received under this note. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Company and the Payee shall, to the maximum extent permitted under applicable law, (a) treat any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire contemplated term of this note. The provisions of this paragraph shall control over all other provisions of this note which may be in apparent conflict herewith.

         7. Amendments and Waivers. No waivers, amendments or modifications of this note shall be valid unless in writing and signed by the Company and the Payee.

         8. Transfers. This note was originally issued in a transaction exempt from registration under the Securities Act, and this note may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. The holder of this note agrees for the benefit of the Company that this note may be offered, resold or otherwise transferred, in whole but not in part, only (i) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A or (ii) pursuant to an exemption from registration under the Securities Act, as determined in the reasonable discretion of the Company. Any holder hereof desiring to transfer this note pursuant to clause (ii) above must first furnish the Company, at holder's sole expense, an opinion of counsel (in form and substance reasonably satisfactory to the Company) that neither registration nor qualification under the Securities Act or any applicable state securities laws is required in connection with such transfer and such other evidence (including a certificate from the transferee) as the Company may reasonably request in order to evaluate compliance with any applicable securities laws, including the Securities Act. The Company will be entitled to disregard any attempted sale, transfer, or assignment in violation of the foregoing.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, El Paso Corporation has caused this note to be executed effective as of August 16, 2004.


                                              EL PASO CORPORATION

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                                                    Exhibit 10.1

                                    EXHIBIT B
                               FORM OF TRUTTA NOTE


See attached.

                                  (Trutta Note)

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM, AS DETERMINED IN THE REASONABLE DISCRETION OF EL PASO CORPORATION ("EL PASO"). ANY HOLDER HEREOF DESIRING TO TRANSFER THIS NOTE MUST FIRST FURNISH EL PASO, AT HOLDER'S SOLE EXPENSE, AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO EL PASO) THAT NEITHER REGISTRATION NOR QUALIFICATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS REQUIRED IN CONNECTION WITH SUCH TRANSFER AND SUCH OTHER EVIDENCE AS EL PASO MAY REASONABLY REQUEST IN ORDER TO EVALUATE COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS, INCLUDING THE SECURITIES ACT. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF EL PASO THAT THIS NOTE MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN WHOLE BUT NOT IN PART. EL PASO WILL BE ENTITLED TO DISREGARD ANY ATTEMPTED SALE, TRANSFER, OR ASSIGNMENT IN VIOLATION OF THE FOREGOING.

                               El Paso Corporation


$95,828,992                                                      August 16, 2004


         FOR VALUE RECEIVED, the undersigned, El Paso Corporation, a corporation organized under the laws of the State of Delaware (herein called the "COMPANY"), promises to pay to the order of ECTMI Trutta Holdings LP, a Delaware limited partnership (together with any other lawful and proper holder of this note from time to time, the "PAYEE"), the principal sum of $95,828,992, with interest (computed on the basis of a 360-day year of twelve 30-day months) from the date hereof until paid in full on the unpaid principal balance hereof at the rate equal to the lesser of (i) 6.5% per annum and (ii) the Highest Lawful Rate.

         1. Definitions. As used in this note, the following terms shall have the respective meanings indicated:

                  (a) "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

                  (b) "BOARD OF DIRECTORS" means the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect thereof.

                  (c) "CONSOLIDATED NET TANGIBLE ASSETS" means, at any date of determination, the total amount of assets after deducting therefrom (i) all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt), and (ii) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth on the consolidated balance sheet of the Company and its consolidated subsidiaries for the Company's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles.

                  (d) "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  (e) "DEBT" means any obligation created or assumed by any Person for the repayment of money borrowed and any purchase money obligation created or assumed by such Person.

                  (f) "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect hereto.

                  (g) "EVENT OF DEFAULT" has the meaning specified in paragraph 4(a) hereof.

                  (h) "FUNDED DEBT" means all Debt maturing one year or more from the date of the creation thereof, all Debt directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

                  (i) "HIGHEST LAWFUL RATE" shall mean, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of the applicable federal or state law permits the highest interest rate, stated as a rate per annum.

                  (j) "LIEN" means any mortgage, pledge, security interest, charge, lien or other encumbrance of any kind, whether or not filed, recorded or perfected under applicable law.

                  (k) "PERMITTED LIENS" means (i) Liens upon rights-of-way for pipeline purposes; (ii) any governmental Lien, mechanics, materialmen's, carriers or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction; (iii) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property; (iv) Liens of taxes and assessments which are (A) for the then current year, (B) not at the time delinquent, or (C) delinquent but the validity of which is being contested at the time by the

Company or any Subsidiary in good faith; (v) Liens of, or to secure performance of, leases; (vi) any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings; (vii) any Lien upon property or assets acquired or sold by the Company or any Restricted Subsidiary resulting from the exercise of any rights arising out of defaults on receivables; (viii) any Lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations; (ix) any Lien upon any property or assets in accordance with customary banking practice to secure any Debt incurred by the Company or any Restricted Subsidiary in connection with the exporting of goods to, or between, or the marketing of goods in, or the importing of goods from, foreign countries; or (x) any Lien in favor of the United States of America or any state thereof, or any other country, or any political subdivision of any of the foregoing, to secure partial, progress, advance, or other payments pursuant to any contract or statute, or any Lien securing industrial development, pollution control, or similar revenue bonds.

                  (l) "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

                  (m) "PRINCIPAL PROPERTY" means (a) any pipeline assets of the Company or any Subsidiary, including any related facilities employed in the transportation, distribution or marketing of natural gas, that is located in the United States or Canada, and (b) any processing or manufacturing plant owned or leased by the Company or any Subsidiary and located within the United States or Canada, except, in the case of either clause (a) or (b), any such assets or plant which, in the opinion of the Board of Directors, is not material in relation to the activities of the Company and its Subsidiaries as a whole.

                  (n) "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company owning or leasing any Principal Property.

                  (o) "SALE-LEASEBACK TRANSACTION" means the sale or transfer by the Company or any Restricted Subsidiary of any Principal Property to a Person (other than the Company or a Subsidiary) and the taking back by the Company or any Restricted Subsidiary, as the case may be, of a lease of such Principal Property.

                  (p) "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         2. Payments of Principal and Interest.

                  (a) Accrued and unpaid interest on the unpaid principal balance of this note shall be due and payable in quarterly installments. The first quarterly installment of interest shall be due and payable on November 15, 2004, and a like installment shall be due and payable on the 15th day of the succeeding February, May and August thereafter until this note shall have been fully paid and satisfied; provided, that on August 15, 2005 (the "MATURITY DATE"), the entire unpaid principal balance of this note and all accrued and unpaid interest on the unpaid principal balance of this note shall be finally due and payable.

                  (b) Payments of principal and interest with respect to this note are to be made in the lawful currency of the United States of America at such address or to the credit of such account as Payee may from time to time notify the Company in writing.

                  (c) This note may be prepaid, in whole or in part, at any time or from time to time, without penalty.

                  (d) Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day that is not a business day, such payment shall be due on the next following business day.

         3. Covenants.

                  (a) Payment of Principal and Interest. The Company covenants and agrees for the benefit of Payee that it will duly and punctually pay the principal of and any interest on this note in accordance with the terms hereof.

                  (b) Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

                  (c) Limitations on Liens. The Company will not, nor will it permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property, whether owned or leased on the date hereof or thereafter acquired, to secure any Debt of the Company or any other Person, without in any such case making effective provision whereby this note shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured. This restriction shall not apply to:

                           (i) any Lien upon any property or assets of the
                  Company or any Restricted Subsidiary in existence on the date hereof or created pursuant to an after-acquired property clause or similar term in existence on the date hereof or any mortgage, pledge agreement, security agreement or other similar instrument in existence on the date hereof;

                           (ii) any Lien upon any property or assets created at
                  the time of acquisition of such property or assets by the Company or any Restricted Subsidiary or within one year after such time to secure all or a portion of the purchase price for such property or assets or Debt incurred to finance such purchase price, whether such Debt was incurred prior to, at the time of or within one year of such acquisition;

                           (iii) any Lien upon any property or assets existing
                  thereon at the time of the acquisition thereof by the Company or any Restricted Subsidiary (whether or not the obligations secured thereby are assumed by the Company or any Restricted Subsidiary);

                           (iv) any Lien upon any property or assets of a Person
                  existing thereon at the time such Person becomes a Restricted Subsidiary by acquisition, merger or otherwise;

                           (v) the assumption by the Company or any Restricted
                  Subsidiary of obligations secured by any Lien existing at the time of the acquisition by the Company or any Restricted Subsidiary of the property or assets subject to such Lien or at the time of the acquisition of the Person which owns such property or assets;

                           (vi) any Lien on property to secure all or part of
                  the cost of construction or improvements thereon or to secure Debt incurred prior to, at the time of, or within one year after completion of such construction or making of such improvements, to provide funds for any such purpose;

                           (vii) any Lien on any oil, gas, mineral and
                  processing and other plant properties to secure the payment of costs, expenses or liabilities incurred under any lease or grant or operating or other similar agreement in connection with or incident to the exploration, development, maintenance or operation of such properties;

                           (viii) any Lien arising from or in connection with a
                  conveyance by the Company or any Restricted Subsidiary of any production payment with respect to oil, gas, natural gas, carbon dioxide, sulphur, helium, coal, metals, minerals, steam, timber or other natural resources;

                           (ix) any Lien in favor of the Company or any
                  Restricted Subsidiary;

                           (x) any Lien created or assumed by the Company or any
                  Restricted Subsidiary in connection with the issuance of Debt the interest on which is excludable from gross income of the holder of such Debt pursuant to the Internal Revenue Code of 1986, as amended, or any successor statute, for the purpose of financing, in whole or in part, the acquisition or construction of property or assets to be used by the Company or any Subsidiary;

                           (xi) any Lien upon property or assets of any foreign
                  Restricted Subsidiary to secure Debt of that foreign Restricted Subsidiary;

                           (xii) Permitted Liens;

                           (xiii) any Lien upon any additions, improvements,
                  replacements, repairs, fixtures, appurtenances or component parts thereof attaching to or required to be attached to property or assets pursuant to the terms of any mortgage, pledge agreement, security agreement or other similar instrument, creating a Lien upon such property or assets permitted by clauses (i) through (xii), inclusive, of this paragraph 3(c); or

                           (xiv) any extension, renewal, refinancing, refunding
                  or replacement (or successive extensions, renewals, refinancing, refundings or replacements) of any Lien, in whole or in part, that is referred to in clauses (i) through (xiii), inclusive, of this paragraph 3(c), or of any Debt secured thereby; provided, however, that the principal amount of Debt secured thereby shall not exceed the greater of the principal amount of Debt so secured at the time of such extension, renewal, refinancing, refunding or replacement and the original principal amount of Debt so secured (plus in each case the aggregate amount of premiums, other payments, costs and expenses required to be paid or incurred in connection with such extension, renewal, refinancing, refunding or replacement); provided, further, however, that such extension, renewal, refinancing, refunding or replacement shall be limited to all or a part of the property (including improvements, alterations and repairs on such property) subject to the encumbrance so extended, renewed, refinanced, refunded or replaced (plus improvements, alterations and repairs on such property).

Notwithstanding the foregoing provisions of this paragraph 3(c), the Company may, and may permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property to secure any Debt of the Company or any other Person that is not excepted by clauses (i) through (xiv), inclusive, of this paragraph 3(c) without securing this note, provided that the aggregate principal amount of all Debt then outstanding secured by such Lien and all similar Liens, together with all net sale proceeds from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (i) through (iv), inclusive, of paragraph 3(d)), does not exceed 15% of Consolidated Net Tangible Assets.

                  (d) Restriction on Sale-Leaseback Transactions. The Company will not, nor will it permit any Restricted Subsidiary to, engage in a Sale-Leaseback Transaction unless:

                           (i) such Sale-Leaseback Transaction occurs within one
                  year from the date of acquisition of the Principal Property subject thereto or the date of the completion of construction or commencement of full operations on such Principal Property, whichever is later;

                           (ii) the Sale-Leaseback Transaction involves a lease
                  for a period, including renewals, of not more than three years;

                           (iii) the Company or such Restricted Subsidiary would
                  be entitled to incur Debt secured by a Lien on the Principal Property subject thereto in a principal amount equal to or exceeding the net sale proceeds from such Sale-Leaseback Transaction without securing this note; or

                           (iv) the Company or such Restricted Subsidiary,
                  within a one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the net sale proceeds from such Sale-Leaseback Transaction to (A) the repayment, redemption or retirement of Funded Debt of the Company or any Subsidiary, or (B) investment in another Principal Property.

Notwithstanding the foregoing provisions of this paragraph 3(d), the Company may, and may permit any Restricted Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by clauses (i) through (iv), inclusive, of this paragraph 3(d), provided that the net sale proceeds from such Sale-Leaseback Transaction, together with the aggregate principal amount of then outstanding Debt secured by Liens upon Principal Properties not excepted by clauses (i) through (xiv), inclusive, of paragraph 3(c), do not exceed 15% of the Consolidated Net Tangible Assets.

                  (e) Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person, unless:

                           (i) (A) in the case of a merger, the Company is the
                  surviving entity, or (B) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Company as, or substantially as, an entirety shall expressly assume, the due and punctual payment of the principal of and any interest on this note and the performance or observance of every covenant and condition of this note on the part of the Company to be performed or observed; and

                           (ii) immediately after giving effect to such
                  transaction, no Default or Event of Default exists.

Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, transfer or lease of the properties and assets of the Company as, or substantially as, an entirety in accordance with this paragraph 3(e), the successor Person formed by such consolidation or into which the Company is merged or to which such sale, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this note with the same effect as if such successor

Person had been named originally as the Company herein, and thereafter, except in the case of a lease, the Company shall be relieved of all obligations and covenants under this note.

                  (f) Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in paragraphs 3(b), 3(c) or 3(d) if before the time for such compliance the holders of at least a majority in aggregate principal amount of the Company's senior debt securities issued under that certain Indenture between the Company and HSBC Bank USA, as trustee (successor to JPMorgan Chase Bank), dated as of May 10, 1999 (the "INDENTURE"), voting as one class, shall, in connection with the debt issued under such Indenture, by act of such holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such term, provision or condition shall remain in full force and effect.

         4. Remedies.

                  (a) Events of Default. An Event of Default means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) default in the payment of any interest on the
                  note when it becomes due and payable, and continuance of such default for a period of 30 days; or

                           (ii) default in the payment of the principal of the
                  note at its maturity; or

                           (iii) default in the performance, or breach, of any
                  term, covenant or warranty of the Company in this note (other than a term, covenant or warranty a default in whose performance or whose breach is elsewhere in this paragraph specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Payee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a Notice of Default hereunder; or

                           (iv) the Company pursuant to or within the meaning of
                  any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of any order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors; or

                           (v) a court of competent jurisdiction enters an order
                  or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 90 days.

                  (b) Acceleration of Maturity. If an Event of Default with respect to this note occurs and is continuing, then in every such case the Payee may declare the principal amount of this note to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  (c) Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Payee is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         5. Choice of Law. This Note shall be construed and enforced in accordance with, and the rights of the Company and Payee shall be governed by, the law of the State of New York, excluding choice-of-law principles.

         6. No Usury Intended; Spreading. It is the intent of the Company and the Payee in the execution and performance of this note to contract in strict compliance with the usury laws of any applicable state and the United States of America from time to time in effect. In furtherance thereof, the Company and the Payee stipulate and agree that none of the provisions contained in this note shall ever be construed to create a contract to pay for the use, forbearance, or detention of money with interest at a rate in excess of the Highest Lawful Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, reserved, taken, charged, or received under this note. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Company and the Payee shall, to the maximum extent permitted under applicable law, (a) treat any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire contemplated term of this note. The provisions of this paragraph shall control over all other provisions of this note which may be in apparent conflict herewith.

         7. Amendments and Waivers. No waivers, amendments or modifications of this note shall be valid unless in writing and signed by the Company and the Payee.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, El Paso Corporation has caused this note to be executed effective as of August 16, 2004.


                                         EL PASO CORPORATION

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                                                    Exhibit 10.1

                                    EXHIBIT C
                           FORM OF CALPERS CERTIFICATE

See attached.

                                   CERTIFICATE
                                    (CalPERS)

         The undersigned is delivering this certificate to El Paso Corporation ("El Paso"), pursuant to section 8 of that certain Swap Settlement Agreement dated effective as of August 16, 2004, by and among El Paso and the other parties thereto (the "Settlement Agreement") and hereby certifies and agrees as follows:

         1. Terms not otherwise defined herein shall have the meanings given such terms in the Settlement Agreement.

         2. The undersigned understands that the CalPERS Note has not been, and will not be, registered under the Securities Act of 1933 (the "Securities Act"), or under any state securities laws, was originally offered and sold in reliance upon certain federal and state exemptions from such registration, and may not be sold or transferred by the undersigned in the absence of an effective registration statement under the Securities Act or the availability of an exemption from registration thereunder as reasonably determined by El Paso.

         3. The undersigned is acquiring the CalPERS Note for its own account and not with a view to the sale or distribution thereof within the meanings of the Securities Act.

         4. The undersigned is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the undersigned's investment in the CalPERS Note, and is able to bear indefinitely the economic risk and lack of liquidity inherent in holding the CalPERS Note.

         5. The undersigned is a "qualified institutional buyer" as such term in defined in Rule 144A promulgated under the Securities Act ("QIB"), is aware that the sale of the CalPERS Note to it may be made in reliance upon Rule 144A, and is acquiring the CalPERS Note for its own account or for the account of a QIB.

         6. The undersigned acknowledges and understands, in light of the pending restatement of El Paso's financial statements, that it cannot rely on El Paso's previously filed periodic reports, but that it has had access to and reviewed El Paso's other filings with the Securities and Exchange Commission ("SEC"), and has had the opportunity to ask questions of, and receive additional information from, El Paso concerning its investment in the CalPERS Note. The undersigned confirms that all such questions have been answered by El Paso to the undersigned's full satisfaction and that the undersigned has received (or been provided access to) all requested additional information concerning its investment in the CalPERS Note and does not desire any further information or data concerning El Paso.

         7. The undersigned has the necessary power and authority to execute and deliver this certificate, and has taken all actions necessary to authorize its execution and delivery by the undersigned. This undertaking has been duly authorized, executed, and delivered by, and is enforceable against, the undersigned.

                            [Signature Page Follows]

         The undersigned has caused this certificate to be executed this __ day of ____________, 2004.

                                        CALIFORNIA PUBLIC EMPLOYEES'
                                        RETIREMENT SYSTEM

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                    Exhibit 10.1

                                    EXHIBIT D
                              FORM OF CALPERS NOTE

See attached.

                                 (CalPERS Note)

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AS DETERMINED IN THE REASONABLE DISCRETION OF THE COMPANY. ANY HOLDER HEREOF DESIRING TO TRANSFER THIS NOTE PURSUANT TO CLAUSE (II) ABOVE MUST FIRST FURNISH THE COMPANY, AT HOLDER'S SOLE EXPENSE, AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY) THAT NEITHER REGISTRATION NOR QUALIFICATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS REQUIRED IN CONNECTION WITH SUCH TRANSFER AND SUCH OTHER EVIDENCE (INCLUDING A CERTIFICATE FROM THE TRANSFEREE) AS THE COMPANY MAY REASONABLY REQUEST IN ORDER TO EVALUATE COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS, INCLUDING THE SECURITIES ACT. THE COMPANY WILL BE ENTITLED TO DISREGARD ANY ATTEMPTED SALE, TRANSFER, OR ASSIGNMENT IN VIOLATION OF THE FOREGOING.

                               El Paso Corporation

$                                                                      , 200
 -----------------                                      ---------------     ----

         FOR VALUE RECEIVED, the undersigned, El Paso Corporation, a corporation organized under the laws of the State of Delaware (herein called the "COMPANY"), promises to pay to the order of the California Public Employees' Retirement System (together with any other lawful and proper holder of this note from time
to time, the "PAYEE"), the principal sum of $       , with interest (computed on
the basis of a 360-day year of twelve 30-day months) from the date hereof until paid in full on the unpaid principal balance hereof at the rate equal to the lesser of (i) 6.5% per annum and (ii) the Highest Lawful Rate.

      1. Definitions. As used in this note, the following terms shall have the respective meanings indicated:

            (a) "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

            (b) "BOARD OF DIRECTORS" means the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect thereof.

            (c) "CONSOLIDATED NET TANGIBLE ASSETS" means, at any date of determination, the total amount of assets after deducting therefrom (i) all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt), and (ii) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth on the consolidated balance sheet of the Company and its consolidated subsidiaries for the Company's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles.

            (d) "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            (e) "DEBT" means any obligation created or assumed by any Person for the repayment of money borrowed and any purchase money obligation created or assumed by such Person.

            (f) "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect hereto.

            (g) "EVENT OF DEFAULT" has the meaning specified in paragraph 4(a) hereof.

            (h) "FUNDED DEBT" means all Debt maturing one year or more from the date of the creation thereof, all Debt directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

            (i) "HIGHEST LAWFUL RATE" shall mean, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of the applicable federal or state law permits the highest interest rate, stated as a rate per annum.

            (j) "LIEN" means any mortgage, pledge, security interest, charge, lien or other encumbrance of any kind, whether or not filed, recorded or perfected under applicable law.

            (k) "PERMITTED LIENS" means (i) Liens upon rights-of-way for pipeline purposes; (ii) any governmental Lien, mechanics, materialmen's, carriers or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction; (iii) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property; (iv) Liens of taxes and assessments which are (A) for the then current year, (B) not at the time delinquent, or (C) delinquent but the validity of which is being contested at the time by the Company or any Subsidiary in good faith; (v) Liens of, or to secure performance of, leases; (vi) any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings; (vii) any Lien upon property or assets acquired or sold by the Company or any Restricted Subsidiary resulting from the exercise of any rights arising out of defaults on receivables; (viii) any Lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations; (ix) any Lien upon any property or assets in accordance with customary banking practice to secure any Debt incurred by the Company or any Restricted Subsidiary in connection with the exporting of goods to, or between, or the marketing of goods in, or the importing of goods from, foreign countries; or (x) any Lien in favor of the United States of America or any state thereof, or any other country, or any political subdivision of any of the foregoing, to secure partial, progress, advance, or other payments pursuant to any contract or statute, or any Lien securing industrial development, pollution control, or similar revenue bonds.

            (l) "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

            (m) "PRINCIPAL PROPERTY" means (a) any pipeline assets of the Company or any Subsidiary, including any related facilities employed in the transportation, distribution or marketing of natural gas, that is located in the United States or Canada, and (b) any processing or manufacturing plant owned or leased by the Company or any Subsidiary and located within the United States or Canada, except, in the case of either clause (a) or (b), any such assets or plant which, in the opinion of the Board of Directors, is not material in relation to the activities of the Company and its Subsidiaries as a whole.

            (n) "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company owning or leasing any Principal Property.

            (o) "SALE-LEASEBACK TRANSACTION" means the sale or transfer by the Company or any Restricted Subsidiary of any Principal Property to a Person (other than the Company or a Subsidiary) and the taking back by the Company or any Restricted Subsidiary, as the case may be, of a lease of such Principal Property.

            (p) "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      2. Payments of Principal and Interest.

            (a) Accrued and unpaid interest on the unpaid principal balance of this note shall be due and payable in quarterly installments. The first quarterly installment of interest shall be due and payable on [NOVEMBER 15, 2004], and a like installment shall be due and payable on the 15th day of the succeeding [FEBRUARY, MAY AND AUGUST] thereafter until this note shall have been fully paid and satisfied; provided, that on August 15, 2005 (the "MATURITY DATE"), the entire unpaid principal balance of this note and all accrued and unpaid interest on the unpaid principal balance of this note shall be finally due and payable.

            (b) Payments of principal and interest with respect to this note are to be made in the lawful currency of the United States of America at such address or to the credit of such account as Payee may from time to time notify the Company in writing.

            (c) This note may be prepaid, in whole or in part, at any time or from time to time, without penalty.

            (d) Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day that is not a business day, such payment shall be due on the next following business day.

      3. Covenants.

            (a) Payment of Principal and Interest. The Company covenants and agrees for the benefit of Payee that it will duly and punctually pay the principal of and any interest on this note in accordance with the terms hereof.

            (b) Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

          (c) Limitations on Liens. The Company will not, nor will it permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property, whether owned or leased on the date hereof or thereafter acquired, to secure any Debt of the Company or any other Person, without in any such case making effective provision whereby this note shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured. This restriction shall not apply to:

                  (i) any Lien upon any property or assets of the Company or any
            Restricted Subsidiary in existence on the date hereof or created pursuant to an after-acquired property clause or similar term in existence on the date hereof or any mortgage, pledge agreement, security agreement or other similar instrument in existence on the date hereof;

                  (ii) any Lien upon any property or assets created at the time of acquisition of such property or assets by the Company or any Restricted Subsidiary or within one year after such time to secure all or a portion of the purchase price for such property or assets or Debt incurred to finance such purchase price, whether such Debt was incurred prior to, at the time of or within one year of such acquisition;

                  (iii) any Lien upon any property or assets existing thereon at the time of the acquisition thereof by the Company or any Restricted Subsidiary (whether or not the obligations secured thereby are assumed by the Company or any Restricted Subsidiary);

                  (iv) any Lien upon any property or assets of a Person existing thereon at the time such Person becomes a Restricted Subsidiary by acquisition, merger or otherwise;

                  (v) the assumption by the Company or any Restricted Subsidiary of obligations secured by any Lien existing at the time of the acquisition by the Company or any Restricted Subsidiary of the property or assets subject to such Lien or at the time of the acquisition of the Person which owns such property or assets;

                  (vi) any Lien on property to secure all or part of the cost of construction or improvements thereon or to secure Debt incurred prior to, at the time of, or within one year after completion of such construction or making of such improvements, to provide funds for any such purpose;

                  (vii) any Lien on any oil, gas, mineral and processing and other plant properties to secure the payment of costs, expenses or liabilities incurred under any lease or grant or operating or other similar agreement in connection with or incident to the exploration, development, maintenance or operation of such properties;

                  (viii) any Lien arising from or in connection with a
            conveyance by the Company or any Restricted Subsidiary of any production payment with respect to oil, gas, natural gas, carbon dioxide, sulphur, helium, coal, metals, minerals, steam, timber or other natural resources;

                  (ix) any Lien in favor of the Company or any Restricted
            Subsidiary;

                  (x) any Lien created or assumed by the Company or any
            Restricted Subsidiary in connection with the issuance of Debt the interest on which is excludable from gross income of the holder of such Debt pursuant to the Internal Revenue Code of 1986, as amended, or any successor statute, for the purpose of financing, in whole or in part, the acquisition or construction of property or assets to be used by the Company or any Subsidiary;

                  (xi) any Lien upon property or assets of any foreign
            Restricted Subsidiary to secure Debt of that foreign Restricted Subsidiary;

                  (xii) Permitted Liens;

                  (xiii) any Lien upon any additions, improvements,
            replacements, repairs, fixtures, appurtenances or component parts thereof attaching to or required to be attached to property or assets pursuant to the terms of any mortgage, pledge agreement, security agreement or other similar instrument, creating a Lien upon such property or assets permitted by clauses (i) through (xii), inclusive, of this paragraph 3(c); or

                  (xiv) any extension, renewal, refinancing, refunding or
            replacement (or successive extensions, renewals, refinancing, refundings or replacements) of any Lien, in whole or in part, that is referred to in clauses (i) through (xiii), inclusive, of this paragraph 3(c), or of any Debt secured thereby; provided, however, that the principal amount of Debt secured thereby shall not exceed the greater of the principal amount of Debt so secured at the time of such extension, renewal, refinancing, refunding or replacement and the original principal amount of Debt so secured (plus in each case the aggregate amount of premiums, other payments, costs and expenses required to be paid or incurred in connection with such extension, renewal, refinancing, refunding or replacement); provided, further, however, that such extension, renewal, refinancing, refunding or replacement shall be limited to all or a part of the property (including improvements, alterations and repairs on such property) subject to the encumbrance so extended, renewed, refinanced, refunded or replaced (plus improvements, alterations and repairs on such property).

Notwithstanding the foregoing provisions of this paragraph 3(c), the Company may, and may permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property to secure any Debt of the Company or any other Person that is not excepted by clauses (i) through (xiv), inclusive, of this paragraph 3(c) without securing this note, provided that the aggregate principal amount of all Debt then outstanding secured by such Lien and all similar Liens, together with all net sale proceeds from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (i) through (iv), inclusive, of paragraph 3(d)), does not exceed 15% of Consolidated Net Tangible Assets.

            (d) Restriction on Sale-Leaseback Transactions. The Company will not, nor will it permit any Restricted Subsidiary to, engage in a Sale-Leaseback Transaction unless:

                  (i) such Sale-Leaseback Transaction occurs within one year from the date of acquisition of the Principal Property subject thereto or the date of the completion of construction or commencement of full operations on such Principal Property, whichever is later;

                  (ii) the Sale-Leaseback Transaction involves a lease for a period, including renewals, of not more than three years;

                  (iii) the Company or such Restricted Subsidiary would be
            entitled to incur Debt secured by a Lien on the Principal Property subject thereto in a principal amount equal to or exceeding the net sale proceeds from such Sale-Leaseback Transaction without securing this note; or

                  (iv) the Company or such Restricted Subsidiary, within a
            one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the net sale proceeds from such Sale-Leaseback Transaction to (A) the repayment, redemption or retirement of Funded Debt of the Company or any Subsidiary, or (B) investment in another Principal Property.

Notwithstanding the foregoing provisions of this paragraph 3(d), the Company may, and may permit any Restricted Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by clauses (i) through (iv), inclusive, of this paragraph 3(d), provided that the net sale proceeds from such Sale-Leaseback Transaction, together with the aggregate principal amount of then outstanding Debt secured by Liens upon Principal Properties not excepted by clauses (i) through (xiv), inclusive, of paragraph 3(c), do not exceed 15% of the Consolidated Net Tangible Assets.

            (e) Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person, unless:

                  (i) (A) in the case of a merger, the Company is the surviving entity, or (B) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Company as, or substantially as, an entirety shall expressly assume, the due and punctual payment of the principal of and any interest on this note and the performance or observance of every covenant and condition of this note on the part of the Company to be performed or observed; and

                  (ii) immediately after giving effect to such transaction, no
            Default or Event of Default exists.

Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, transfer or lease of the properties and assets of the Company as, or substantially as, an entirety in accordance with this paragraph 3(e), the successor Person formed by such consolidation or into which the Company is merged or to which such sale, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this note with the same effect as if such successor Person had been named originally as the Company herein, and thereafter, except in the case of a lease, the Company shall be relieved of all obligations and covenants under this note.

            (f) Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in paragraphs 3(b), 3(c) or 3(d) if before the time for such compliance the holders of at least a majority in aggregate principal amount of the Company's senior debt securities issued under that certain Indenture between the Company and HSBC Bank USA, as trustee (successor to JPMorgan Chase Bank), dated as of May 10, 1999 (the "INDENTURE"), voting as one class, shall, in connection with the debt issued under such Indenture, by act of such holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such term, provision or condition shall remain in full force and effect.

      4. Remedies.

            (a) Events of Default. An Event of Default means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on the note when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (ii) default in the payment of the principal of the note at its maturity; or

                  (iii) default in the performance, or breach, of any term,
            covenant or warranty of the Company in this note (other than a term, covenant or warranty a default in whose performance or whose breach is elsewhere in this paragraph specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Payee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a Notice of Default hereunder; or

                  (iv) the Company pursuant to or within the meaning of any
            Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of any order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors; or

                  (v) a court of competent jurisdiction enters an order or
            decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 90 days.

            (b) Acceleration of Maturity. If an Event of Default with respect to this note occurs and is continuing, then in every such case the Payee may declare the principal amount of this note to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

            (c) Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Payee is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      5. Choice of Law. This Note shall be construed and enforced in accordance with, and the rights of the Company and Payee shall be governed by, the law of the State of New York, excluding choice-of-law principles.

      6. No Usury Intended; Spreading. It is the intent of the Company and the Payee in the execution and performance of this note to contract in strict compliance with the usury laws of any applicable state and the United States of America from time to time in effect. In furtherance thereof, the Company and the Payee stipulate and agree that none of the provisions contained in this note shall ever be construed to create a contract to pay for the use, forbearance, or detention of money with interest at a rate in excess of the Highest Lawful Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, reserved, taken, charged, or received under this note. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Company and the Payee shall, to the maximum extent permitted under applicable law, (a) treat any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire contemplated term of this note. The provisions of this paragraph shall control over all other provisions of this note which may be in apparent conflict herewith.

      7. Amendments and Waivers. No waivers, amendments or modifications of this note shall be valid unless in writing and signed by the Company and the Payee.

      8. Transfers. This note was originally issued in a transaction exempt from registration under the Securities Act, and this note may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. The holder of this note agrees for the benefit of the Company that this note may be offered, resold or otherwise transferred, in whole but not in part, only (i) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A or (ii) pursuant to an exemption from registration under the Securities Act, as determined in the reasonable discretion of the Company. Any holder hereof desiring to transfer this note pursuant to clause (ii) above must first furnish the Company, at holder's sole expense, an opinion of counsel (in form and substance reasonably satisfactory to the Company) that neither registration nor qualification under the Securities Act or any applicable state securities laws is required in connection with such transfer and such other evidence (including a certificate from the transferee) as the Company may reasonably request in order to evaluate compliance with any applicable securities laws, including the Securities Act. The Company will be entitled to disregard any attempted sale, transfer, or assignment in violation of the foregoing.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, El Paso Corporation has caused this note to be executed on _________, 200____.


                                             EL PASO CORPORATION

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------